UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (D) of the Securities Exchange Act of 1934

January 8, 2008
Date of Report (Date of earliest event reported):

VIAD CORP
(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1850 North Central Avenue, Suite 800, Phoenix, Arizona	85004-4545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 207-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     OTHER EVENTS.

On January 8, 2008, Viad Corp (the "Company") issued a press release announcing the acquisition of The Becker Group, Ltd. ("Becker Group") on January 4, 2008 for $24.3 million in cash. Becker Group is headquartered in Baltimore, Maryland and is an experiential marketing company specializing in creating immersive, entertaining attractions and brand-based experiences for clients and venues, including shopping malls, movie studios, museums, leading consumer brands and casinos. The press release is attached hereto as Exhibit 99 and is incorporated by reference herein. The press release contains forward-looking statements regarding the Company and Becker Group and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits
99 - Press release dated January 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAD CORP
(Registrant)

Date:	January 8, 2008	By:	/s/ G. Michael Latta
G. Michael Latta
Vice President – Controller (Chief Accounting Officer and Authorized Signer)